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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
      Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 12, 2001
                              (February 8, 2001)



                        FIRSTWORLD COMMUNICATIONS, INC.
            (Exact name of registrant as specified in its charter)




          DELAWARE                      0-24953                  33-0521976
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)



    8390 E. CRESCENT PARKWAY, SUITE 300,
       GREENWOOD VILLAGE, COLORADO                                80111
  (Address of principal executive offices)                     (Zip Code)



      Registrant's telephone number, including area code:  (303) 874-8010

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ITEM 5.  OTHER EVENTS

     FirstWorld Communications, Inc., a Delaware corporation (the "Company"), issued a press release on February 8, 2001, stating that the Company had planned to change its name to Verado Holdings, Inc effective February 12, 2001. That press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Company will trade on the Nasdaq National Market under the symbol "VRDO" beginning on February 12, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Date: February 9, 2001          FIRSTWORLD COMMUNICATIONS, INC.



                                     By:   /s/ Jeffrey L. Dykes
                                          ------------------------------------
                                          Jeffrey L. Dykes
                                          Sr. Vice President and General Counsel

                                 EXHIBIT INDEX

Exhibit      Description
-------      -----------

99.1         Press Release, dated February 8, 2001

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